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                                                                    Exhibit 10.4

                               SECURITY AGREEMENT


     THIS SECURITY AGREEMENT ("Security Agreement"), is made and entered into as of December 22, 2000 by and between Merisant Company 2, Sarl (the "Grantor"), a limited liability company organized and existing under the laws of Switzerland, located at Promenade Noire, 12000, Neuchatel, Switzerland and Merisant Company (the "Secured Party"), a corporation organized and existing under the laws of the State of Delaware, United States of America, located at 800 N. Lindbergh Blvd., St. Louis, Missouri, 63167 United States of America, pursuant to the obligations of Grantor set forth in the SwissCo Intercompany Note.

                              W I T N E S S E T H:

     WHEREAS, the Secured Party wishes to assure itself of the performance of the obligations of the Grantor set forth in the SwissCo Intercompany Note; and

     WHEREAS, the Grantor wishes to satisfy its obligations under the SwissCo Intercompany Note by granting a security interest in certain of its trademarks and other agreements and intangibles together with the goodwill of the business appurtenant to the trademarks; and

     NOW, THEREFORE, in consideration of the foregoing and the respective agreements and conditions contained herein, the parties hereto, intending to be legally bound hereby, agree as follows:

     SECTION 1.   DEFINITIONS.

     Unless otherwise defined herein, terms defined in the Credit Agreement and Guarantee and Collateral Agreement and used herein shall have the meanings given to them in the Credit Agreement and Guarantee and Collateral Agreement.

                  (a)   "ADMINISTRATIVE AGENT", means Bankers Trust Company.

                  (b) "ARRANGERS", means CIBC World Markets Corp. and Deutsche Bank Securities Inc.

                  (c) "ASSIGNMENT AND ASSUMPTION AGREEMENT", means the Assignment and Assumption Agreement entered into between Grantor and Secured Party dated _______ in which Grantor purchased the Trademarks from Secured Party.

                  (d) "COLLATERAL", as defined in Section 2 of this Security Agreement.

                  (e) "CONSENT AND SECOND AMENDMENT", means the amendatory agreement to the Credit Agreement entered into between the Secured Party and Lenders, Arrangers, Syndication Agent and Administrative Agent dated December 6, 2000.

                  (f) "CREDIT AGREEMENT", means the Credit Agreement entered into among the Secured Party and Lenders, Arrangers, Syndication Agent and Administrative Agent on March 17, 2000, as amended by the First Amendment dated as of May 25, 2000, and the Consent and Second Amendment, as such Credit Agreement may be further amended, supplemented or modified from time to time.

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                  (g)   "EVENT OF DEFAULT", means those events of default set
                  forth in the SwissCo Intercompany Note.

                  (h) "GRANTOR OBLIGATIONS": as defined in Section 4 of this Security Agreement.

                  (i) "GUARANTEE & COLLATERAL AGREEMENT", means the Guarantee & Collateral Agreement entered into among the Secured Party, Tabletop Holdings, Inc., a Delaware corporation and the Subsidiary Guarantors (as defined in the Credit Agreement) on March 17, 2000, as may be amended, supplemented and modified from time to time.

                  (j) "LENDERS", means those several banks and financial institutions or other entities.

                  (k) "PROCEEDS" means all "proceeds" as such term is defined in Section 1.1(b) of the Guarantee and Collateral Agreement.

                  (l) "SUBJECT AGREEMENTS", means the agreement entered into by Merisant Company set forth on Schedule B.

                  (m) "SUBJECT INTANGIBLES", means any and all know-how and general intangibles owned by Grantor and used in connection with its use of related to the Subject Marks and the exercise of its rights under the Subject Agreements.

                  (n) "SWISSCO INTERCOMPANY NOTE, means the promissory note dated December __, 2000, executed and delivered to Secured Party by Grantor in consideration for the sale by Secured Party to Grantor of the Trademarks as set forth in the Assignment and Assumption Agreement.

                  (o) "SYNDICATION AGENT", means Canadian Imperial Bank of Commerce.

                  (p) "TRADEMARKS", means any and all common law trademark rights, trademark registrations and applications owned by Grantor, including, without limitation, the foreign trademark registrations listed on Schedule A attached hereto and made a part hereof together with the goodwill of the business of Grantor appurtenant to the trademarks.

     SECTION 2. GRANT OF SECURITY INTEREST. For valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Grantor hereby assigns and grants to the Secured Party and its successors and assigns a first priority security interest in and a lien upon all of the Trademarks, Subject Agreements and Subject Intangibles, and to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing (collectively, the "COLLATERAL").

     SECTION 3. FURTHER ASSURANCES. Grantor agrees to execute any and all documentation covering the Collateral and shall take such other steps as may be required under the applicable laws of the United States or other foreign jurisdictions and as are necessary in order to perfect the security interest of the Secured Party in the Collateral, granted hereunder including, without limitation the execution of any further documents necessary to perfect the security interests in the Trademark Offices of those jurisdictions recited in Clause 9(F)(ii) of the Consent and Second Amendment or such other jurisdictions as set forth on Schedule A of this Security Agreement as may be determined by Secured Party during the term of this Security Agreement or until the SwissCo Intercompany Note is paid in full.

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     SECTION 4.   OBLIGATIONS SECURED. This Security Agreement and the security interest created hereby are given for the purpose of securing the payment and performance of the Grantor's obligations ("Grantor Obligations") under the SwissCo Intercompany Note.

     SECTION 5. REPRESENTATIONS AND WARRANTIES. Grantor represents and warrants that: (a) Except for the security interest granted to the Secured Party pursuant to this Security Agreement, Grantor is the sole and exclusive owner of the entire right, title and interest in and to the Collateral and, Grantor owns such Collateral free and clear of any and all liens or claims of others. No financing statement or other public notice with respect to all or any part of the collateral is on file or of record in any public office, except such as have been filed in favor of the Secured Party pursuant to this Security Agreement or in favor of the Lenders pursuant to the Guarantee and Collateral Agreement. (b) The Trademarks set forth on Schedule A constitute all of the foreign trademarks registrations and applications now owned by Grantor.

     (c) The Subject Agreements set forth on Schedule B are currently valid and in force and effect as of the date hereof. Grantor is a duly authorized licensee under the terms of the license therein and pursuant to the transfer under the Assignment and Assumption Agreement.

     (d) Grantor agrees that the representations and warranties contained in Sections 4.1, 4.2, 4.3 and 4.8 of the Guarantee and Collateral Agreement shall be incorporated by reference in this Security Agreement in their entirety as if fully set forth herein with the same effect as if applied to this Security Agreement. All capitalized terms set forth in such Sections shall have the meanings provided in the Guarantee and Collateral Agreement; provided that for purposes of this Security Agreement, to the extent set forth in the Guarantee and Collateral Agreement, (a) the term "Administrative Agent" shall be deemed to refer to the Secured Party, (b) the term "Obligations" shall be deemed to refer to the Grantor Obligations, (c) the reference to "Schedule 3" shall be deemed to refer to Section 3, (d) the reference to "Schedule 4" shall be deemed to refer to the preamble of this Security Agreement, (e) the reference to "Schedule 6" shall be deemed to refer to Schedule A, (f) all references to "Lenders" shall be deemed stricken wherever they may appear and (g) the terms "Agreement", "Collateral", "Grantor" and "Intellectual Property" shall have the respective meanings provided in this Security Agreement. Such representations and warranties shall not be affected in any manner by the amendment, modification or termination of the Guarantee and Collateral Agreement.

     (e) Grantor agrees that the representations and warranties contained in Sections 4.3, 4.4 (exclusive of clauses (i) and (ii) thereof), 4.5 and 4.6 of the Credit Agreement shall be incorporated by reference in this Security Agreement in their entirety as if fully set forth herein with the same effect as if applied to this Security Agreement. All capitalized terms set forth in such Sections shall have the meanings provided in the Credit Agreement; provided that for purposes of this Security Agreement, to the extent set forth in the Credit Agreement, (a) the terms "Borrower" and "Loan Party" shall be deemed to refer to Grantor, (b) the terms "Loan Document(s)" and "Agreement" shall be deemed to refer to this Security Agreement and (c) the references to "Holdings", "Subsidiaries", "Letters of Credit", "borrowings", "Liens created by the Security Documents" and "Acquisition" shall be deemed stricken wherever they may appear. Such representations and warranties shall not be affected in any manner by the amendment, modification or termination of the Credit Agreement.

     SECTION 6. COVENANTS. Grantor agrees that the covenants contained in Sections 5.1, 5.3, 5.4 (exclusive of clause (ii) thereof), 5.5 (exclusive of paragraph (b) and clause (i) thereof), 5.6 and 5.9(a) and (d)-(h) of the Guarantee and Collateral Agreement shall be incorporated by reference in this Security Agreement in their entirety as if fully set forth herein with the same effect as if applied to this Security Agreement. All capitalized terms set forth in such Sections shall have the meanings provided in the Guarantee and Collateral Agreement; provided that for purposes of this Security Agreement, to the extent set forth in the Guarantee and Collateral Agreement, (a) the term "Administrative Agent" shall be deemed to refer to the Secured Party, (b) the references to "Copyright", "Patent", and "Lenders" shall be deemed

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stricken wherever they may appear, (c) the references to "Section 4.2" and
"Section 4.3" shall be deemed to refer to such sections as incorporated by reference into this Security Agreement pursuant to Section 5(d) hereof, and (d) the terms "Agreement", "Collateral", "Grantor" and "Intellectual Property" shall have the respective meanings provided in this Security Agreement. Such covenants shall not be affected in any manner by the amendment, modification or termination of the Guarantee and Collateral Agreement.

     SECTION 7. RIGHTS TO TRADEMARKS. So long as there is not an Event of Default under the SwissCo Intercompany Note or this Security Agreement, the Grantor shall retain possession and have full legal and beneficial ownership of the Collateral.

     SECTION 8. INDEMNIFICATION. Grantor agrees to indemnify, defend and hold harmless Secured Party from and against any and all claims, damages, losses, costs, expenses, liability or judgments which may be incurred or sustained by Secured Party or asserted against Secured Party, directly or indirectly, in connection with the existence of or the exercise of any of the security rights with respect to the Collateral or the execution, delivery, enforcement, performance and administration of this Security Agreement.

     SECTION 9. DEFAULT AND REMEDIES. For purposes of this Agreement, breach by Grantor of any term, condition, representation or warranty of the SwissCo Intercompany Note or this Security Agreement shall constitute an Event of Default.

(a) Upon notice from Secured Party of any Event of Default, Grantor shall execute written assignment agreements and any other documentation required to effect transfer of the Collateral from Grantor to Secured Party or its designee. Upon the occurrence of such Event of Default, the Secured Party shall have, in addition to all other rights and remedies granted by the SwissCo Intercompany Note and this Security Agreement, those allowed by law and the rights and remedies enacted in any of the jurisdictions in which the Trademarks may be located.

(b) The failure of the Secured Party to exercise any right to seek any remedy provided for in this section, and the acceptance by the Secured Party of any partial or delinquent performance by the Grantor of any of its obligations under the SwissCo Intercompany Note or this Security Agreement, shall not constitute a waiver by the Secured Party of any of its rights or remedies hereunder or of its right thereafter to enforce this Security Agreement strictly in accordance with its terms. No waiver of any rights of the Secured Party, or modification of any term of this Security Agreement, shall be enforceable unless in writing and signed by an authorized representative of each of the parties hereto.

     SECTION 10. RELEASE. As such time as Grantor's obligations under the SwissCo Intercompany Note and this Security Agreement and the obligations thereunder have been performed, paid or satisfied in full, Secured Party shall execute and deliver to Grantor all such releases and other instruments necessary to terminate the Secured Party's interest in the Collateral. Secured Party shall not release its interest in the Collateral without obtaining the prior written consent of the Administrative Agent and any release granted without such prior written consent by the Administrative Agent shall be void and without effect.

     SECTION 11.  MISCELLANEOUS.

     (a) All notices, requests and demands to or upon the Grantor shall be in writing (including by telecopy), and shall be deemed to have been duly given or made when delivered or three (3) calendar days after being deposited with an international courier service, delivery charges prepaid, or, in the case of telecopy notice, when received, addressed to the Grantor at __________________,
Attention: _____________, Telecopy ____________ and Telephone ____________ with a copy to Carl W. Warschausky, Merisant Company, The Merchandise Mart, Suite 900, 200 World Trade Center, Chicago,

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Illinois 60654-1001, or in each case to such other address as the referenced party shall designate by written notice.

     (b) Grantor hereby irrevocably and unconditionally (i) submits for itself and its property in any legal action or proceeding relating to this Security Agreement or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States for the Southern District of New York, and appellate courts from any thereof; (ii) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same; (iii) agrees that service of process in any such action or proceeding may be effected by delivery of a copy thereof to the legal address of the Grantor in any manner permitted by Swiss law or applicable international treaties; (iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and (v) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this paragraph any special, exemplary, punitive or consequential damages.

     (c) Grantor is subject to civil and commercial law with respect to its obligations under this Security Agreement and the execution, delivery and performance by Grantor of this Security Agreement constitutes and will constitute private and commercial acts and not public or governmental acts. Neither the Grantor nor any of its property, whether or not held for its own account, has any immunity (sovereign or other similar immunity) from any suit or proceeding, from jurisdiction of any court or from set-off or any legal process (whether service or notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or other similar immunity) under laws of the jurisdiction in which Grantor is organized and existing in respect of its obligations under this Security Agreement. Grantor hereby waives every immunity (sovereign or otherwise) to which it or any of its properties would otherwise be entitled from any legal action, suit or proceeding, from jurisdiction of any court and from set-off or any legal process (whether service or notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) under the laws of the jurisdiction in which the Grantor is organized and existing in respect of its obligations under this Security Agreement.

     (d) THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. GRANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS SECURITY AGREEMENT.

     (e) ENTIRE AGREEMENT; MODIFICATIONS. This Agreement embodies the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements with respect thereto. With the exception of Schedule A, this Agreement may not be amended or modified unless by written instrument signed by the party against whom such modification or amendment is to be enforced.

     (f) BINDING EFFECT. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns.

     (g) SEVERABILITY. In the event that any one or more of the clauses contained in the Agreement shall be declared invalid or unenforceable by a final order or judgment of any court or regulatory authority of competent jurisdiction, the Agreement shall be construed to contain a modified version of such clause which reflects the intent of the parties to the maximum which is valid or enforceable. If such modification is not reasonably practicable, then this Agreement shall be construed as if it did not contain such invalid or unenforceable clause and shall, in all other respects remain in full force and effect.

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     (h)  WAIVER. Any waiver by Grantor or Secured Party of a breach of any term or condition of this Agreement shall not be considered as a waiver of any subsequent breach of the same or any other term or condition hereof.

     (i) COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which shall together constitute one and the same instrument, and shall become effective when one or more counterparts have been signed by Secured Party and delivered to Grantor and one or more counterparts have been signed by Grantor and delivered to Secured Party.

     (j) HEADINGS. The section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not in any way affect the meaning or interpretation of this Agreement.

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     IN WITNESS WHEREOF, the undersigned have caused this Security Agreement to be duly executed and delivered as of the day and year first above written.


                                         MERISANT COMPANY 2, SARL

                                         By:     /s/ M. Vischer
                                            ----------------------------------
                                         Printed or Typed Name:
                                                 M. Vischer
                                         -------------------------------------
                                         Title:  Director
                                               -------------------------------


                                         MERISANT COMPANY

                                         By:     /s/ Luther C. Kissam IV
                                            ----------------------------------
                                         Printed or Typed Name:
                                                 Luther C. Kissam IV
                                         -------------------------------------
                                         Title:  Vice President & Secretary
                                               -------------------------------

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OFFICIAL CERTIFICATION

Seen for authentication of the reverse side signature, affixed in our presence by

MARKUS VISCHER, DR.IUR., citizen of Switzerland (Basle), in CH-8050 Zurich, Affolterstrasse 166, (who is personally known to us),

who, according to the extract shown to us from the Commercial Register dated 19 December 2000 is entered in the Commercial Register as sole Director with the right to sign individually for the

MERISANT COMPANY 2 SARL, having its registered domicile in Neuchatel
(Switzerland)

Zurich, this 21th of December 2000

B No. 2939                               NOTARIAT FLUNTERN-ZURICH
Fee: Fr. 30.--
                                         /s/ U. Neuenschwander

                                         U. Neuenschwander, Deputy Notary Public

[Seal]

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                           GRANTOR ' S ACKNOWLEDGEMENT


                    The signature of the officer who executes

                   the Security Agreement on behalf of Grantor

          should be acknowledged before a notary public in Switzerland

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                 C O R P O R A T E   A C K N O W L E D G E M E N T


UNITED STATES OF AMERICA ]
                         ]
STATE OF ILLINOIS        ] SS:
                         ]
COUNTY OF COOK           ]


          On this 22nd day of December 2000, before me personally appeared Luther C. Kissam, IV to me known, who, being by me duly sworn, did depose and say that he/she is the Vice President and General Counsel of the company described in and which executed the foregoing instrument; that he/she knows the seal of said company; that the said seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said company and that he/she signed his/her name thereto by like order.


                                         Notary Public   /s/ Donna Reneau Grant

                                         [Seal]


                             S E C U R E D   P A R T Y

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